Exhibit 99.1

1 Farmers National Banc Corp. Canfield, OH (NASDAQ: FMNB) Investor PresentationDecember 31, 2011
2 Disclosure Statement Forward-Looking StatementsThis presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements express management's current expectations, forecasts of future events or long-term-goals and, by their nature, are subject to assumptions, risks and uncertainties. Actual results could differ materially from those indicated. Farmers National Banc Corp. ("Farmers") refers you to its periodic reports and registration statements filed with the Securities and Exchange Commission, including its Annual Report on Form 10-K for the year ended December 31, 2010 and Quarterly Report on Form 10-Q for the period ended September 30, 2011 which have been filed with the Securities and Exchange Commission and are available on Farmers' website (www.farmersbankgroup.com) and on the Securities and Exchange Commission's website (www.sec.gov), for additional discussion of these assumptions, risks and uncertainties. Forward-looking statements are not guarantees of future performance and should not be relied upon as representing management's views as of any subsequent date. Farmers undertakes no obligation to update forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required by law. Use of Non-GAAP Financial Measures This presentation contains certain financial information determined by methods other than in accordance with accounting principles generally accepted in the United States ("GAAP"). These non-GAAP financial measures include "Core Deposits" and "Pre-tax, Pre- provision Earnings". Farmers believes that these non-GAAP financial measures provide both management and investors a more complete understanding of the Company's deposit profile and profitability. These non-GAAP financial measures are supplemental and are not a substitute for any analysis based on GAAP financial measures. Because not all companies use the same calculation of "Core Deposits" and "Pre-tax, Pre-provision Earnings", this presentation may not be comparable to other similarly titled measures as calculated by other companies.

Investment Highlights

Farmers offers a unique and strong platform for growth

- Sound franchise with many opportunities for growth
- Profitable throughout cycle and growing tangible book value per share
- Diversified and growing revenue streams
- Stable asset quality and strong core deposit franchise
- Strong capital position and did not take TARP CPP
- Operational excellence and brand development
- Seasoned management team with knowledge of the Northeast Ohio marketplace
- Commence trading on NASDAQ effective September 15, 2011 ("FMNB")
- Declared Special $0.03 per share cash dividend payable on February 28, 2011 to shareholders of record at February 13, 2011
- Compelling valuation:
  - 0.86x of tangible book value
  - 5.9x LTM pre-tax pre-provision earnings
  - 9.9x LTM EPS
  - 2.42% dividend yield

FARMERS NATIONAL BANC CORP. STAND STRONG

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4 Founded over 120 years ago18 branches and 17 ATMsApproximately 75 - 100 miles from Cleveland, Pittsburgh & Erie Branch Map in Mahoning Valley Erie Pittsburgh Youngstown Akron Cleveland Trumbull County Mahoning County Columbiana County Branch Locations Trust Locations Canton
5 Note: Deposit data as of June 30, 2011Source: FDIC Opportunity for growth with approximately 9.5% deposit market share in the Mahoning ValleyLarge regional competitors lack focus Community competitors inwardly focused Attractive Deposit Franchise - Deposit Market Share by MSA & County

Economic Overview of Market Area

- Resources and infrastructure within 100 miles of the Mahoning Valley
  - 6.8 million people
  - 18 Fortune 500 company world headquarters
  - 95 colleges and universities campus locations
  - 2 international airports; 3 regional airports
  - Lake Erie shipping
  - Ohio River ports
  - Northeast Ohio's manufacturing productivity is on track to outpace the rest of the nation by 10 percent as early as 2015, according to a report released by Team Northeast Ohio.
  - Youngstown-Warren metro area had the third-highest job growth in the U.S. in the last 12 months.
  - Land acquisition, construction and labor costs are significantly below national averages
- Recently the Mahoning Valley has seen several important investments in new business including:
  - Steelmaker V&M Star's $650 million expansion
    - 350,000 tons of steel tubing per year for the drilling of shale gas in the U.S.
    - About 350 jobs will be created once production begins
  - The acquisition of WCI Steel by OAO Severstal – $327 million investment
  - General Motors Lordstown plant building the Chevrolet Cruze next generation small car – $230 million investment
  - Ohio's Natural Gas and Crude Oil Exploration and Production Industry and the Emerging Utica Gas Formation
  - Impact regarding to:
    - Jobs (204,000 created or supported by 2015)
    - Income (Economic Output will increase by over $22 billion by 2015)

Source: Regional Chamber, Youngstown-Warren, Ohio Metropolitan Profile
Valley Leads in Industrial Job Growth in NE Ohio, *The Vindicator*
Ohio's Economic Impact Study – September, 2011

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Farmers' Strategy for Growth

Talent	• Top graded talent to drive performance growth
Operational Excellence	• Performance-driven culture • Advancing automation and use of technology • Metrics-oriented accountability
Risk Management	• Scaling organization to support growth • Diligent risk management
Brand Development	• Continue to drive name awareness • Unification of brand
Evolve Trust, Insurance & Financial Services	• Expand fee-based business • Integrate sales efforts
Acquire Share of Market/Share of Customer	• De novo expansion and strategic acquisitions • Customer intimacy/decisions close to customer • Identify target markets and customer segments • Lead with commercial business/expand wallet share

FARMERS
NATIONAL BANC CORP.
STAND STRONG
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8 Established and experienced management team with over 173 years of combined experience, 97 of which has been with Farmers Experienced Management Team

Recent Growth

- March 2009 – opportunistic acquisition of Butler Wick Trust Company, the largest trust department in the Mahoning Valley
  - Assets under management have grown approximately 52% since acquisition to $927 million currently
- From December 31, 2008 through December 31, 2011:
  - Revenue[1] has grown $16.0 million or 51.2%
  - Total assets have increased $187.5 million or 21.3%
    - Loans have grown $20.5 million or 3.7%
  - Total deposits have increased $192.1 million or 29.7%
    - Core deposits[2] have grown $192.3 million or 35.0%
  - Tangible book value has decreased just $0.07 or 1.20% even with $15 million capital raise
- Fiserv Premier – core operating system
  - Flexible system that offers unlimited accounts
  - Keeps current with compliance and regulatory changes
  - Offers multiple products and services that integrate into core system (i.e. internet banking, ATMs, and GL)
  - One of the top core system providers in the nation
- SAN & Virtualization – data management system
  - Data Storage: reduces disk space expenditures; allow for better utilization of disk space
  - Data Backup: consistent backups of all data and replicated at DR Site
  - Disaster Recovery: able to recover from disaster in minutes
  - Overall reduced IT costs
  - Scalable to various network configurations

[1] Revenue defined as net interest income plus non-interest income; excludes securities gains / losses;
[2] Core deposits defined as Total Deposits – Jumbo Deposits

FARMERS NATIONAL BANC CORP.
STAND STRONG

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Farmers Trust Company

- Butler Wick Trust Company Acquisition
  - Acquired from United Community Financial Corporation for cash on March 31, 2009
  - Only locally owned trust company in the Mahoning Valley
  - Rebranded to Farmers Trust Company
  - Assets increased approximately 52% since acquisition
  - Contributed $5.4 million to non-interest income in 2011

FARMERS
NATIONAL BANC CORP.
STAND STRONG
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Historical Operating Results

- Meaningfully profitable every quarter during this cycle
  - Always paid quarterly cash dividend
  - Special one-time additional $0.03 cash dividend payable on February 28, 2012 to shareholders of record as of February 13, 2012.
- High net interest margin which has exceeded national banks[1] peer average.
  - 4.01% December 31, 2011
- Strong record of profitability
  - Average ROAA and ROAE from 2007 through 2011 of 0.75% and 8.43%, respectively
- Continue to invest in operations to support ongoing growth, yet maintain a strong balance sheet

[1] Selected Capital & Credit Quality Banks with Assets $800 Million - $2.0 Billion; No TARP; TCE / TA >= 7.0%; NPAs / Assets < 2.5% and Positive LTM Net Income
Source: SNL Financial

FARMERS NATIONAL BANC CORP. STAND STRONG

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12 Net income for 2011 was up 3% to $9.2 million versus $9.0 million in 2010.Special one-time additional $0.03 cash dividend represents a 25% premium on the current $0.12 annual cash dividend.Investment commissions and trust fees for the fourth quarter of 2011 increased 15% and 7%, respectively, from the fourth quarter of 2010.Provision for loan losses for the fourth quarter of 2011 decreased $2.2 million from the fourth quarter of 2010.Loans 30-89 days delinquent decreased to $3.4 million at December 31, 2011, compared to $7.9 million at December 31, 2010.Tangible common equity to tangible assets improved to 10.18% at December 31, 2011 compared to 8.31% at December 31, 2010. Continued Strong Results - Overview of Q4 2011
13 Acquisition of Trust Company increased non-interest income by 9.90% since first quarter 20091 Growing and Diverse Revenue Stream Note: Revenue defined as net interest income plus non-interest income; Excludes $1.8MM net gain on securities1 Calculated as Q4 2011 trust revenue / Q1 2009 total revenue 2007 2008 2009 2010 2011 Net Interest Margin (GAAP) 3.33 3.58 3.88 4.1 4.01 (CHART)
14 Diverse loan mixNo national lendingNo sub-prime lendingFarmers' practice is to lend primarily within its market areaLess than 1% of loan portfolio is participations purchasedLess than 2% of loan portfolio is construction loans Loan Portfolio Mix (December 31, 2011) Overview of Loan Portfolio Note: Dollars in thousands (CHART)
15 Excellent Asset Quality Note: Dollars in millions; Asset quality ratios exclude troubled debt restructuring 12/31/2011 Nonaccrual loans $10.7 Accruing loans past due 90 days or more 0.3 OREO 0.6 Total nonperforming assets (NPAs) $11.6 Troubled Debt Restructuring (TDR) $4.3 Loans 30-89 days delinquent 3.4 Gross portfolio loans 572.5 Loans held for sale (HFS) 0.7 Allowance for loan losses (ALL) 9.8 Total Assets $1,067.9 NPLs & 90 days past due/Gross loans (excl. HFS) 1.92% NPLs & 90 days past due/Gross loans (incl. HFS) 1.92% NPAs/Total Assets 1.08% TDR/Gross loans (excl. HFS) 0.75% 30-89 days delinquent/Gross loans (excl. HFS) 0.60% ALL/NPLs & 90 days past due 89.40% ALL/Gross loans (excl. HFS) 1.72% (CHART)

Farmers has an Attractive Valuation

❖ **Relative to Comparable Midwest and National banks, Farmers is attractively valued**

Financial Data for the Period Ended December 31, 2011

	Condition and Performance Metrics										Valuation Metrics				
	TCE/ TA (%)	LTM ROAA (%)	LTM NIM (%)	LTM PTPP [3]/ ROAA (%)	Loans/ Dep. (%)	Core Dep/ Tot Dep (%)	NPAs/ Assets (%)	NPL/ Loans (%)	Res./ Loans (%)	Res./ NPLs (%)	Price/ Tan. Book (x)	Core Dep. Prem. (%)	Price/ LTM PTPP [3]/ (x)	Price/ LTM EPS (x)	Div. Yield (%)
Peers															
Midwest Banks [1]	6.54	0.48	3.56	1.35	82.8	86.1	2.87	3.59	2.04	62.0	0.72	(1.3)	4.0	12.2	1.16
National Banks [2]	8.68	1.00	3.92	1.68	76.0	87.6	1.16	1.44	1.48	98.5	1.37	4.7	7.9	12.7	3.01
NASDAQ: FMNB	10.18	0.89	4.01	1.43	68.1	88.3	1.07	1.84	1.72	93.03	0.96	(0.7)	7.0	11.0	2.18

Note: Peer data is the median value for the peer group; market data is as of February 6, 2012; asset quality ratios exclude troubled debt restructurings

[1] Selected Midwest Banks with Assets $800 Million - $2.0 Billion and traded on the NASDAQ, NYSE and NYSE AMEX exchanges (excludes OTCBB and Pink Sheet traded banks). Includes: QCRH, OSBC, FFKT, GABC, PEBO, BKYF, MOFG, HBNC, MCBC, FBMI, PBIB, MBWM, WTBA, MBTF, FFKY, HWBK, LNBB, FBIZ, FCZA, PNBC, ATLO and OVBC

[2] Selected Capital & Credit Quality Banks with Assets $800 Million - $2.0 Billion; No TARP; TCE / TA >= 7.0%; NPAs / Assets < 2.5%, Positive LTM Net Income and traded on the NASDAQ, NYSE and NYSE AMEX exchanges (excludes OTCBB and Pink Sheet traded banks). Includes: AROW, GABC, FCAL, PEBO, BMTC, BKYF, MOFG, CCNE, EBTC, CNBC, ALNC, MSL, BMRC, BDGE, CZNC, AMNB, WTBA, BHB, BBNK, NRIM, NKSH, ATLO, ACNB, ASRV, PPBI, CIZN, TSH, ANCX and OVBC

[3] Last 12 months pre-tax, pre-provision earnings

Source: SNL Financial

FARMERS
NATIONAL BANC CORP.
STAND STRONG

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